Exhibit 24

POWER OF ATTORNEY

OFFICERS AND

DIRECTORS OF

LIMITED BRANDS, INC.

The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 2, 2008 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner and Martyn R. Redgrave, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 31st day of January 2008.

/s/ LESLIE H. WEXNER
Leslie H. Wexner

POWER OF ATTORNEY

OFFICERS AND

DIRECTORS OF

LIMITED BRANDS, INC.

The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 2, 2008 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner and Martyn R. Redgrave, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 31st day of January 2008.

/s/ E. GORDON GEE
E. Gordon Gee

POWER OF ATTORNEY

OFFICERS AND

DIRECTORS OF

LIMITED BRANDS, INC.

The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 2, 2008 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner and Martyn R. Redgrave, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 31st day of January 2008.

/s/ DENNIS S. HERSCH
Dennis S. Hersch

POWER OF ATTORNEY

OFFICERS AND

DIRECTORS OF

LIMITED BRANDS, INC.

The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 2, 2008 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner and Martyn R. Redgrave, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 31st day of January 2008.

/s/ JAMES L. HESKETT
James L. Heskett

POWER OF ATTORNEY

OFFICERS AND

DIRECTORS OF

LIMITED BRANDS, INC.

The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 2, 2008 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner and Martyn R. Redgrave, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 31st day of January 2008.

/s/ DONNA A. JAMES
Donna A. James

POWER OF ATTORNEY

OFFICERS AND

DIRECTORS OF

LIMITED BRANDS, INC.

The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 2, 2008 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner and Martyn R. Redgrave, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 31st day of January 2008.

/s/ DAVID T. KOLLAT
David T. Kollat

POWER OF ATTORNEY

OFFICERS AND

DIRECTORS OF

LIMITED BRANDS, INC.

The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 2, 2008 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner and Martyn R. Redgrave, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 31st day of January 2008.

/s/ WILLIAM R. LOOMIS, JR.
William R. Loomis, Jr.

POWER OF ATTORNEY

OFFICERS AND

DIRECTORS OF

LIMITED BRANDS, INC.

The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 2, 2008 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner and Martyn R. Redgrave, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 31st day of January 2008.

/s/ JEFFREY H. MIRO
Jeffrey H. Miro

POWER OF ATTORNEY

OFFICERS AND

DIRECTORS OF

LIMITED BRANDS, INC.

The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 2, 2008 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner and Martyn R. Redgrave, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 31st day of January 2008.

/s/ JEFFREY B. SWARTZ
Jeffrey B. Swartz

POWER OF ATTORNEY

OFFICERS AND

DIRECTORS OF

LIMITED BRANDS, INC.

The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 2, 2008 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner and Martyn R. Redgrave, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 31st day of January 2008.

/s/ ALLAN R. TESSLER
Allan R. Tessler

POWER OF ATTORNEY

OFFICERS AND

DIRECTORS OF

LIMITED BRANDS, INC.

The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 2, 2008 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner and Martyn R. Redgrave, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 31st day of January 2008.

/s/ ABIGAIL S. WEXNER
Abigail S. Wexner

POWER OF ATTORNEY

OFFICERS AND

DIRECTORS OF

LIMITED BRANDS, INC.

The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 2, 2008 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner and Martyn R. Redgrave, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 31st day of January 2008.

/s/ RAYMOND ZIMMERMAN
Raymond Zimmerman